UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

Nxu, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41509	92-2819012
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1828 N. Higley Rd. Ste 116, Mesa, AZ 85205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 309-5425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NXU	NASDAQ

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 4, 2023 Nxu, Inc. (the “Company”) received a notice of resignation from its Chief Financial Officer, Apoorv Dwivedi, effective January 12, 2024. Mr. Dwivedi resigned to pursue other employment opportunities, and there were no material disagreements between Mr. Dwivedi and the Company at the time of his resignation. His departure is not related to the operations, policies, or practices, including accounting principles and practices, of the Company.

The Board of Directors of the Company intends to conduct a search of potential candidates to replace Mr. Dwivedi. In the interim, the Company’s Vice President of Finance, Sarah Wyant, will be named Interim Chief Financial Officer and will assume the duties as the principal financial officer and principal accounting officer for the Company. Ms. Wyant, 39, has served as the Company’s Vice President of Finance since May 2023. Prior to joining the Company, Ms. Wyant served as Associate Director of Financial Planning & Analysis of Carvana Co. from January 2021 to November 2022, after having served as its Head of Corporate Accounting from May 2016 to January 2021.

There are no arrangements or understandings between Ms. Wyant and any other persons pursuant to which she will become the Company’s Interim Chief Financial Officer. There are no family relationships between Ms. Wyant and any director or executive officer of the Company, and there are no transactions between Ms. Wyant and the Company that would be required to be reported under Item 404(a) of Regulation S-K. As of the date of this Current Report on Form 8-K, no new or other compensatory arrangements have been entered into with Ms. Wyant in connection with her appointment as Interim Chief Financial Officer.

A copy of the press release announcing Mr. Dwivedi’s resignation and Ms. Wyant’s appointment is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nxu, Inc.

	By:	/s/ Mark Hanchett
Name: Mark Hanchett
Title: Chief Executive Officer

Dated: December 5, 2023